EXHIBIT 10.12
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                                PERSONAL GUARANTY

           1. IN CONSIDERATION of the sum of One Dollar ($1.00) and other sufficient consideration, receipt of which is hereby acknowledged, the undersigned ("Guarantor") unconditionally guarantees to Gemstone Investment Company, Inc. (the "Lender"), the payment when due of the a certain $750,000 Promissory Note, dated June 4, 2002, made pursuant to a Loan Agreement, also dated as of June 4, 2002, between LocatePLUS Holdings Corporation (the "Principal") in favor of the Lender (collectively, the "Obligations").

           2. In the event that Principal fails at any time to make any part or all of its payments under the Obligations, whether by acceleration or otherwise, Guarantor will pay the liabilities guaranteed in the same manner as if they constituted the direct and primary obligation of the Guarantor.

           3. Guarantor agrees that any extension of credit for the purchase of goods, or services, or for any other reason Lender has made, or may hereinafter make under the terms of the Obligations, to Principal shall be considered made on the strength of, and in reliance upon this Guaranty Agreement.

           4. At any time after an event of default under the Obligations that remains uncured, any or all of Principal's Obligations shall, at Lender's option, become (for the purposes of this Guaranty) immediately due and payable by the Guarantor. Lender shall have the right to proceed against Guarantor for the amount thereof without notice.

           5. The invalidity of any one or more provisions of this Guaranty shall not affect the remaining provisions of this Guaranty. This Guaranty shall be binding on the successors and assigns of Guarantor.

           This Guaranty shall not be released or modified by the death of any Guarantor or dissolution or bankruptcy of Principal.

           Executed as of June 4, 2002.



WITNESS:                               GUARANTOR:

                                       /s/ Jon R. Latorella
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                                       Jon R. Latorella



                                       Address:

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